Notes to the Assets of the Balance Sheet	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Notes to the Assets of the Balance Sheet

5 Notes to the Assets of the Balance Sheet

5.1	CASH AND CASH EQUIVALENTS

in 000’ €	12/31/2018	12/31/2017
Bank Balances and Cash in Hand	45,476	76,589
Impairment	(16)	0

Cash and Cash Equivalents	45,460	76,589

Restricted cash of € 0.7 million mainly consisted of rent deposits (2017: € 1.1 million). The presentation of the development of the expected twelve-month loss for cash and cash equivalents to be recognized under IFRS 9 can be found in Item 2.3.1 of the Notes.

5.2	FINANCIAL ASSETS AT FAIR VALUE, WITH CHANGES RECOGNIZED IN PROFIT OR LOSS AND OTHER FINANCIAL INCOME AT AMORTIZED COSTS

				Gross Unrealized
in 000’ €	Maturity	Cost	Gains	Losses	Market Value
December 31, 2018
Money Market Funds	daily	44,718	0	(137)	44,581

Total					44,581

December 31, 2017
Money Market Funds	daily	86,644	0	(106)	86,538

Total					86,538

As of January 1, 2019, realized and unrealized gains and losses on money market funds held or sold were recognized in the finance result in profit or loss in accordance with IFRS 9. The sale of financial assets in 2018 resulted in net losses of less than € 0.1 million. In 2017, in accordance with IAS 39, the Group recognized a net gain of less than € 0.1 million in profit or loss resulting from the sale of financial assets previously recognized in equity (2016: net gain of € 0.3 million).

in 000’ €	Maturity	Cost	Unrealized Interest Gain	Impairment	Carrying amount
December 31, 2018
Term Deposits, Current Portion	4 - 12 Months	219,720	2	(744)	218,978
Commercial Papers	4 - 12 Months	50,000	0	(55)	49,945
Term Deposits, Net of Current Portion	More than 12 Months	96,090	12	(353)	95,749

Total					364,672

December 31, 2017
Term Deposits, Current Portion	4 - 12 Months	149,000	59	0	149,059

Total					149,059

In 2018, current and non-current financial assets were categorized as “at amortized cost” in accordance with IFRS 9 “Financial Instruments”, and in 2017 as “loans and receivables” in accordance with IAS 39 “Financial Instruments”. These assets mainly consisted of term deposits with fixed or variable interest rates as well as corporate bonds without interest, in which the nominal value invested is credited at their maturity. The increase in financial assets resulted mainly from the capital increases executed in April 2018 in connection with the IPO on the Nasdaq.

Interest income from financial assets “at amortized cost” in 2018 amounted to € 0.1 million in 2018 (2017: € 0.2 million from financial assets “loans and receivables”; 2016: € 0.9 million from financial assets “loans and receivables”) and were recorded in the finance result.

The risk associated with these financial instruments primarily resulted from bank credit risks. The presentation of the development of the expected twelve-month loss and the lifetime expected credit loss for term deposits and commercial papers which must be recognized under IFRS 9 can be found in Item 2.3.1 of the Notes.

Further information on the accounting for financial assets is provided in Item 2.8.1 in the Notes.

5.3	ACCOUNTS RECEIVABLE

All accounts receivable are non-interest bearing, and generally have payment terms of between 30 and 45 days. As of December 31, 2018 and December 31, 2017, accounts receivable included unbilled receivables amounting to € 14.1 million and € 5.3 million, respectively. Unbilled receivables increased mainly due to unbilled amounts related to royalties and the provision of services in connection with the transfer of projects to customers.

The presentation of the development of the risk provisions to be recognized in accordance with IFRS 9 in the 2018 financial year for accounts receivable using the simplified impairment model can be found in Item 2.3.1 of the Notes.

Based on the Management Board’s assessment, no net loss for allowances for doubtful receivables was recognized in profit or loss in 2017.

5.4	OTHER RECEIVABLES

Other receivables as of December 31, 2018, mainly consisted of receivables from unrealized gross gains on forward rate agreements in the amount of € 0.1 million (December 31, 2017: € 0.3 million unrealized gross loss, included under provisions for onerous contracts. This can be found in Item 6.2 of the Notes.). The forward rate agreements were classified as financial assets at fair value through profit or loss in accordance with IFRS 9.

As of December 31, 2018 and December 31, 2017, there were no impairments recognized for other receivables.

5.5	INCOME TAX RECEIVABLES, INVENTORIES, PREPAID EXPENSES AND OTHER CURRENT ASSETS

As of December 31, 2018 income tax receivables amounted to € 0.2 million (December 31, 2017: € 0.7 million) and consisted of receivables from capital gain taxes withheld and income taxes for prior years.

Inventories amounting to € 0.2 million as of December 31, 2018 (December 31, 2017: € 0.3 million) were stored at the Planegg location and consisted of raw materials and supplies. As in the previous year, there were no inventories recognized at fair value less selling costs as of the reporting date.

As of December 31, 2018, prepaid expenses and other current assets mainly consisted of combination compounds in the amount of € 5.4 million (December 31, 2017: € 11.2 million), receivables towards tax authorities from input tax surplus of € 2.7 million (December 31, 2017: € 2.4 million), upfront fees for external laboratory services of € 1.9 million (December 31, 2017: € 0.6 million), upfront fees for sublicenses of € 0.4 million (December 31, 2017: € 0.4 million), restricted cash for rent deposits of € 0.0 million (December 31, 2017: € 0.4 million) and other prepayments amounting to € 1.3 million (December 31, 2017: € 1.1 million). An impairment of € 4.8 million was recognized on combination compounds in 2018.

5.6	PROPERTY, PLANT AND EQUIPMENT

in 000’ €	Office and Laboratory Equipment	Furniture and Fixtures	Total
Cost
January 1, 2018	17,335	2,501	19,836

Additions	1,780	41	1,821
Disposals	(1,457)	(1,603)	(3,060)

31. Dezember 2018	17,658	939	18,597

Accumulated Depreciation and Impairment
January 1, 2018	14,490	1,820	16,310

Depreciation Charge for the Year	1,723	89	1,812
Disposals	(1,455)	(1,601)	(3,056)

December 31, 2018	14,758	308	15,066

Carrying Amount
January 1, 2018	2,845	681	3,526

December 31, 2018	2,900	631	3,531

Cost
January 1, 2017	16,658	2,389	19,047

Additions	1,205	112	1,317
Disposals	(528)	0	(528)

December 31, 2017	17,335	2,501	19,836

Accumulated Depreciation and Impairment
January 1, 2017	13,120	1,738	14,858

Depreciation Charge for the Year	1,887	82	1,969
Impairment	0	0	0
Disposals	(517)	0	(517)

December 31, 2017	14,490	1,820	16,310

Carrying Amount
January 1, 2017	3,538	651	4,189

December 31, 2017	2,845	681	3,526

No impairment losses on property, plant and equipment were recognized in the 2018, 2017 and 2016 financial years.

No borrowing costs were capitalized during the reporting period, and there were neither restrictions on retention of title nor property, plant and equipment pledged as security for liabilities. There were no material contractual commitments for the purchase of property, plant and equipment as of the reporting date.

Depreciation is included in the following line items of profit or loss.

in 000’ €	2018	2017	2016
Research and Development	1,398	1,672	1,518
Selling	87	0	0
General and Administrative	327	297	268

Total	1,812	1,969	1,786

5.7	INTANGIBLE ASSETS

in 000’ €	Patents	License Rights	In-process R&D Programs	Software	Goodwill	Total
Cost
January 1, 2018	16,995	23,896	52,159	5,853	11,041	109,944

Additions	590	0	0	55	0	645
Disposals	0	0	0	(264)	0	(264)

December 31, 2018	17,585	23,896	52,159	5,644	11,041	110,325

Accumulated Amortization and Impairment
January 1, 2018	12,326	20,897	0	5,198	3,676	42,097

Amortization Charge for the Year	1,320	112	0	506	0	1,938
Impairment	0	360	15,140	0	3,689	19,189
Disposals	0	0	0	(264)	0	(264)

December 31, 2018	13,646	21,369	15,140	5,440	7,365	62,960

Carrying Amount
January 1, 2018	4,669	2,999	52,159	655	7,365	67,847

December 31, 2018	3,939	2,527	37,019	204	3,676	47,365

Cost
January 1, 2017	16,419	23,896	60,960	5,800	11,041	118,116

Additions	640	0	11,140	53	0	11,833
Disposals	(64)	0	(19,941)	0	0	(20,005)

December 31, 2017	16,995	23,896	52,159	5,853	11,041	109,944

Accumulated Amortization and Impairment
January 1, 2017	11,096	20,749	10,141	4,515	3,676	50,177

Amortization Charge for the Year	1,230	148	0	683	0	2,061
Impairment	64	0	9,800	0	0	9,864
Disposals	(64)	0	(19,941)	0	0	(20,005)

December 31, 2017	12,326	20,897	0	5,198	3,676	42,097

Carrying Amount
January 1, 2017	5,323	3,147	50,819	1,285	7,365	67,939

December 31, 2017	4,669	2,999	52,159	655	7,365	67,847

Impairment losses of € 0.4 million were recognized on licenses in the 2018 financial year. In the 2017 financial year, € 0.1 million of impairment losses were recognized on patents and licenses. No impairment on patents and licenses was recognized in the 2016 financial year.

As of December 31, 2018, in-process research and development programs were subject to an impairment test as required by IAS 36. This test indicated a need for impairment. Further details on the impairment of in-process research and development programs and goodwill can be found in Items 5.7.3 and 5.7.5 in the Notes.

The carrying amount of intangible assets pledged as security amounts to € 13.1 million and relates to a government grant in the amount of € 1.5 million.

Amortization is included in the following line items of profit or loss.

in 000’ €	2018	2017	2016
Research and Development	1,822	1,958	1,872
Research and Development (Write-off)	19,189	9,864	10,141
Selling	25	0	0
General and Administrative	91	103	106

Total	21,127	11,925	12,119

5.7.1	PATENTS

In the 2018 financial year, the carrying amount of patents declined by € 0.8 million from € 4.7 million to € 3.9 million. This was the result of additions amounting to € 0.6 million for patent applications, particularly for proprietary programs and technologies, which were offset by straight-line amortization of € 1.3 million.

5.7.2	LICENSES

In the 2018 financial year, the carrying amount of licenses declined by € 0.5 million from € 3.0 million to € 2.5 million as a result of scheduled and unscheduled amortization.

5.7.3	IN-PROCESS R&D PROGRAMS

The carrying amount of in-process R&D programs decreased in 2018 by € 15.1 million to € 37.0 million. This was due to impairments in a total amount of € 15.1 million. These included € 1.7 million in the second quarter of 2018 and € 13.4 million in the fourth quarter of 2018 (see section Lanthio Group in Item 5.7.5 of these Notes).

As of December 31, 2018, this balance sheet item contained capitalized upfront payments from the in-licensing of one compound for the Proprietary Development segment as well as subsequent milestone payments for this compound that were paid at a later point in time. This line item also included one compound resulting from an acquisition (see Item 5.7.5 in the Notes).

MOR208

As an intangible asset with indefinite useful life (no foreseeable limit to the period over which this compound is expected to generate cash flows) and a carrying amount of € 23.9 million, MOR208 was subject to an annual impairment test on September 30, 2018, as required by IAS 36. The recoverable amount of the MOR208 cash-generating unit was determined on the basis of value-in-use calculations, which concluded that the recoverable amount of the cash-generating unit exceeded its carrying amount. The cash flow forecasts took into account expected cash inflows from the potential commercialization of MOR208, the cash outflows for anticipated research and development, and the costs for MOR208’s commercialization. The cash flow forecasts are based on the period of patent protection for MOR208. For this reason, a planning horizon of approximately 20 years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.2 (2017: 1.2) and WACC before taxes of 10.0% (2017: 9.4%). A detailed sensitivity analysis was performed for the discount rate. A sensitivity analysis for changes in the cash flows was not performed since the cash flows from research and development and the commercialization of the compound have already been probability-adjusted in the value-in-use calculations so as to reflect the probabilities of success in phases of clinical trials. The analysis did not reveal any need for impairment. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios as well as external sources of information. No indicators of impairment were identified at December 31, 2018.

5.7.4	SOFTWARE

In the 2018 financial year, additions to this line item totaled € 0.1 million. The carrying amount decreased by € 0.5 million from € 0.7 million in 2017 to € 0.2 million in 2018. Additions were offset by amortization of € 0.6 million.

5.7.5	GOODWILL

The annual goodwill impairment test was performed on September 30, 2018.

SLONOMICS TECHNOLOGY

As of September 30, 2018, goodwill of € 3.7 million from the 2010 acquisition of Sloning BioTechnology GmbH was subject to an impairment test as required by IAS 36. The recoverable amount of the cash-generating unit Slonomics technology, which is part of the Partnered Discovery segment, was determined on the basis of value-in-usecalculations. The calculation showed that the recoverable amount was higher than the carrying amount of the cash-generating unit. The cash flow forecasts took into account the payments expected under existing contracts as well as the future free cash flows from the contribution of the Slonomics technology to partnered programs and was offset by expected personnel and administrative expenses. Cash flow forecasts are based on a period of ten years because the Management Board believes that commercialization through licensing agreements, upfront payments, milestone payments, funded development services and royalties is only feasible by means of medium- to long-term contracts. For this reason, a planning horizon of ten years is considered appropriate for the value-in-use calculation. The cash flow forecasts are largely based on the assumption that the Slonomics technology is very beneficial for existing customers. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated ten-year cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.2 (2017: 1.2), WACC before taxes of 9.6% (2017: 10.6%) and a perpetual growth rate of 1% (2017: 1%). A detailed sensitivity analysis was performed for the growth rate and the discount rate for calculating value-in-use. The sensitivity analysis took into account the change in one assumption, with the remaining assumptions remaining unchanged from the original calculation. A sensitivity analysis for changes in the cash flows has not been performed since the cash flows have already been probability-adjusted in the value-in-use calculations so as to reflect the probabilities of success in phases of clinical trials. This analysis did not reveal any need for impairment. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios as well as external sources of information.

LANTHIO GROUP

As a result of a regular review of the Company’s proprietary portfolio it was decided in the second quarter of 2018 to discontinue a project in the research stage of the cash-generating unit, the Lanthio Group, in the Proprietary Development operating segment. Accordingly, an impairment of € 1.7 million was recorded in research and development expenses as of June 30, 2018.

On September 30, 2018, goodwill of € 3.7 million and the related intangible asset with indefinite useful life (no foreseeable limit to the period over which MOR208 is expected to generate cash flows) of € 26.5 million from the Lanthio Group acquisition were subject to an annual impairment test. This did not result in an impairment loss as of September 30, 2018.

In the fourth quarter of 2018, updated study data led to the need for further studies, and the existing development plan was adjusted accordingly. This resulted in the expectation of a delayed market entry and a delay in the occurrence of future cash flows compared to previous assumptions. The cash flow forecasts included planned cash inflows from the potential sale of compounds based on lanthipeptides expected to achieve market approval. These cash inflows were offset by expected operating expenses for compound development and clinical trials as well as sales and administrative expenses. The duration and likelihood of individual stages of the study were taken into consideration. Cash flow forecasts are based on a period of 30 years as the Management Board believes that after the successful approval of compounds, the drugs that follow can generate free cash flows within that period of time. The recoverable amount resulting from this adjusted cash flow forecast of the cash-generating unit Lanthio Group, which is part of the Proprietary Development segment, was determined on the basis of value-in-use calculations and amounted to € 13.3 million, i.e., the recoverable amount of the cash-generating unit was lower than its carrying amount. This resulted in an impairment of € 17.1 million, consisting of € 3.7 million attributed to goodwill and € 13.4 million to in-process R&D programs. After impairment, the carrying amount of in-process R&D programs amounted to € 13.1 million. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). On the basis of the updated cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.2 (2017: 1.2) and WACC before taxes of 11.5% (2017: 12.1%). A detailed sensitivity analysis was performed with regard to the discount rate. A sensitivity analysis for changes in the cash flows has not been performed since the cash flows had already been probability-adjusted in the value-in-use calculations so as to reflect the probabilities of success in phases of clinical trials. This analysis did not reveal the need for any additional impairment. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios as well as external sources of information.

No indicators for additional impairments were identified at December 31, 2018.

5.8	INVESTMENTS AT FAIR VALUE, WITH CHANGES RECOGNIZED IN OTHER COMPREHENSIVE INCOME

This line item consisted of an investment in adivo GmbH, Martinsried, amounting to 19.9%, which was purchased by MorphoSys AG in July 2018 in the context of start-up financing. MorphoSys paid a cash contribution of € 9,458 and a contribution in kind of € 350,000, which consisted of the adivo brand and a license to a fully synthetic canine-based antibody library.

The change in investments in the 2018 financial year is shown below.

in 000’ €	01/01/2018	Additions	Disposals	Through Other Comprehensive Income	Through Profit or Loss	12/31/2018
Shareholdings	0	359	0	(127)	0	232

As of December 31, 2018, the fair value of the investment was measured at € 0.2 million. The decrease of € 0.1 million was recognized directly in equity.

The significant unobservable input parameters used in the measurement were corporate planning assumptions, the probability-weighted estimate of cash flows and the discount rate. From the information currently available, a material change in corporate planning is not considered likely and therefore the cash flow forecasts used are considered as a suitable basis for determining the fair value. A change in the pre-tax WACC of +/- 1.0% would cause a € 0.1 million lower or € 0.1 million higher amount of equity. A sensitivity analysis for changes in cash flows was not performed because the cash flows have already been probability-adjusted in the fair value calculation to reflect the probabilities of success in the various stages of development. There are no significant relationships between the significant unobservable input parameters.

5.9	PREPAID EXPENSES AND OTHER ASSETS, NET OF CURRENT PORTION

This line item included the non-current portion of prepaid expenses and other assets and mainly resulted from prepaid rent for the premises in Semmelweisstraße 7 in Planegg. The Group classified certain line items in other assets as “restricted cash” that are not available for use in the Group’s operations (see Items 2.8.1 and 5.1 in the Notes). As of December 31, 2018, the Group held long-term restricted cash in the amount of € 0.7 million for issued rent deposits (December 31, 2017: € 0.7 million) and of € 0.1 million for convertible bonds granted to employees (December 31, 2017: € 0.1 million).

The breakdown of this line item is shown in the table below.

in 000’ €	12/31/2018	12/31/2017
Prepaid Expenses, Net of Current Portion	2,199	2,546
Other Current Assets	783	798

Total	2,982	3,344